INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2025
Disclosure Of Intangible Assets And Goodwill [Abstract]
INTANGIBLE ASSETS
11. INTANGIBLE ASSETS
GOODWILL
The movements in 2025 and 2024 were as follows:

£m
Cost
1 January 2024	11,979
Additions[1]	27
Disposals	(466)
Exchange adjustments	(146)
31 December 2024	11,394
Additions[1]	91
Disposals	—
Exchange adjustments	(217)
31 December 2025	11,268

Accumulated impairment losses
1 January 2024	3,590
Impairment losses for the year	237
Exchange adjustments	(43)
31 December 2024	3,784
Impairment losses for the year	641
Exchange adjustments	(103)
December 31, 2025	4,322

Net book value
31 December 2025	6,946
31 December 2024	7,610
1 January 2024	8,389
Note
[1]Additions represent goodwill arising on the acquisition of subsidiary undertakings including the effect of any revisions to fair value adjustments that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 'Business Combinations'. The effect of such revisions was not material in either year presented
OTHER INTANGIBLE ASSETS
The movements in 2025 and 2024 were as follows:

	Brands with an indefinite useful life	Acquired intangibles	Internally generated intangibles and other[2]	Total
	£m	£m	£m	£m
Cost
1 January 2024	472	1,814	280	2,566
Additions	—	—	47	47
Disposals and derecognition	(2)	(820)	(38)	(860)
Acquisitions	—	17	—	17
Other movements[1]	—	14	6	20
Exchange adjustments	(1)	(12)	—	(13)
31 December 2024	469	1,013	295	1,777
Additions	—	—	95	95
Disposals and derecognition	—	(234)	(34)	(268)
Acquisitions	—	32	—	32
Exchange adjustments	(17)	(19)	(8)	(44)
31 December 2025	452	792	348	1,592

Accumulated amortisation and impairment
1 January 2024	60	1,470	186	1,716
Charge for the year	—	93	32	125
Other movements[1]	—	—	1	1
Disposals and derecognition	—	(759)	(37)	(796)
Exchange adjustments	—	(7)	1	(6)
31 December 2024	60	797	183	1,040
Charge for the year	—	61	43	104
Other movements[1]	—	—	8	8
Disposals and derecognition	—	(234)	(34)	(268)
Exchange adjustments	(3)	(17)	(6)	(26)
31 December 2025	57	607	194	858

Net book value
31 December 2025	395	185	154	734
31 December 2024	409	216	112	737
1 January 2024	412	344	94	850
Notes
[1]Other movements in acquired intangibles include revisions to fair value adjustments that are not material arising on the acquisition of subsidiary undertakings that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 'Business Combinations'
[2]Other intangible assets are primarily comprised of purchased software
Acquired intangible assets at net book value at 31 December 2025 include brand names of £60 million (2024: £83 million), customer-related intangibles of £33 million (2024: £50 million) and other assets (including proprietary tools) of £92 million (2024: £83 million).
Goodwill and other relevant assets are grouped at the lowest levels for which there are separately identifiable cash flows, known as cash-generating units (CGUs). The determination of the Group's CGUs is primarily aligned with its operating segments. If cash flows from assets within one operating segment are largely independent of the cash flows from other assets in the same operating segment, multiple CGUs are identified within that operating segment. Goodwill is tested for impairment at the individual CGU or a group of CGUs where that is the lowest level at which goodwill is monitored by management and this level is not larger than an operating segment.
CGUs with significant goodwill and brands with an indefinite useful life at 31 December are:

	Goodwill[1]		Brands with an indefinite useful life
	2025	2024	2025	2024
	£m	£m	£m	£m
WPP Media	3,308	3,200	—	—
VML	1,873	1,905	—	—
Ogilvy[3]	617	795	206	212
Burson	718	746	106	111
Hill & Knowlton[4]	—	—	32	33
AKQA[2]	87	435	—	—
Landor	70	89	51	53
Other	273	440	—	—
	6,946	7,610	395	409
Notes
[1]Certain operations have been realigned between the various networks. These realignments have been reflected in the CGUs tested for impairment. The most significant realignments are detailed below
[2]Following the announcement to separate AKQA and Grey (previously the AKQA Group) in the second quarter of 2025, goodwill was reallocated to the separate AKQA and Grey CGUs
[3]Following the announcement to merge Grey into the Ogilvy CGU in the second quarter of 2025, goodwill for these businesses was combined within the Ogilvy CGU effective 1 July 2025, when the merger formally completed. At 30 June 2025, Grey and Ogilvy were separate CGUs with goodwill of £156 million and £834 million respectively
[4]Following the announcement to merge BCW and Hill & Knowlton in January 2024, goodwill for these businesses was combined within the Burson CGU effective 1 July 2024, when the merger formally completed. Indefinite lived brands associated with Hill & Knowlton and Burson continued to be identified in separate CGUs during 2025
'Other' represents goodwill on a number of CGUs, none of which contain goodwill that is individually material in comparison to the total carrying value of goodwill. Separately identifiable brands with an indefinite useful life are carried at historical cost in accordance with the Group’s accounting policy for intangible assets.
IMPAIRMENT ASSESSMENT PROCESS
Due to the significant number of CGUs across the Group, the goodwill impairment testing was performed in two steps. In the first step, a discounted cash flow was used to determine the value in use (VIU) for each CGU using conservative cash flow projections to 2029, 1.0% growth rate thereafter (2024: nil) and a conservative pre-tax discount rate of 13.9% (2024: 13.3%). The pre-tax discount rate of 13.9% was above the rate calculated for the global networks of 12.9% (2024: 12.3%). For smaller CGUs that operate primarily in a particular region subject to higher risk, the greater of 13.9% or 100 basis points above the regional discount rate was used in the first step.

The VIU for each CGU was then compared to the carrying amount, which includes goodwill, intangible assets and other relevant assets. CGUs where the VIU exceeded the carrying amount were not considered to be impaired. Those CGUs where the VIU did not exceed the carrying amount were then further reviewed in the second step.

In the second step, these CGUs were retested for impairment using more refined assumptions. This included using a CGU-specific pre-tax discount rate and management forecasts for a projection period of up to five years, followed by an assumed long-term growth rate of 2.0% (2024: 2.0%). If the higher of the fair value less costs of disposal (FVLCD) or VIU using the more specific assumptions did not exceed the carrying value of a CGU, an impairment charge was recorded.

In 2025, FVLCD was used for all CGUs with a significant carrying amount of goodwill other than WPP Media, which was valued on a VIU basis. All brands with an indefinite useful life were valued on a VIU basis other than Landor, which was valued on a FVLCD basis. In 2024, VIU was used for all CGUs with significant carrying amounts of goodwill or brands with an indefinite useful life other than AKQA Group and Landor, which were valued on a FVLCD basis.

The assumptions used for estimating cash flow projections in the Group’s impairment testing include forecasted revenue less pass-through costs, operating margins, long-term growth rate and discount rates. The assumptions take into account the business’s expectations for the projection period. These expectations consider the macro economic environment, industry and market conditions, the CGU’s historical performance and any other circumstances particular to the business, such as business strategy and client mix.

The discount rates were determined with the support of a third-party expert, which included benchmarking against other comparable companies. The pre-tax discount rate applied to the pre-tax cash flow projections for the CGUs that operate globally was 12.9% (2024: 12.3%). The pre-tax discount rates applied to the CGUs that have more regional-specific operations ranged from 12.0% (2024: 11.5%) to 18.5% (2024: 18.4%). For CGUs with significant carrying value where the FVLCD method was used in 2025, post-tax discount rates ranging from 10.25% to 11.75% (2024: 10.5%) were applied to post-tax cash flows.

The long-term growth rate is derived from management’s best estimate of the likely long-term trading performance with reference to external industry reports and other relevant market trends, as well as the support of a third-party expert. For the 2025 annual impairment review, the Group has assumed a long-term growth rate of 2.0% (2024: 2.0%) for CGUs using both FVLCD and VIU methods. Management is satisfied with the reasonableness of the long-term growth rate when compared against independent market-growth projections and long-term country inflation rates.

The recoverable amount for CGUs assessed under the FVLCD method was calculated using a discounted cash flow approach, for a projection period up to five years, adjusted to reflect a market participant's perspective. Assumptions used include, but are not limited to, forecasted revenue less pass-through costs and operating margins, long-term growth rates and post-tax discount rate, and have been determined using the same approach described above for VIU, adjusted as required for FVLCD. These assumptions are considered level 3 in the fair value hierarchy.

IMPAIRMENT CHARGES
In accordance with the Group’s accounting policy, the carrying values of goodwill and intangible assets with indefinite useful lives are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the asset may be impaired. The impairment review is undertaken annually on 30 September.

In 2025, goodwill impairment charges of £641 million were recognised. This primarily relates to the Ogilvy (£393 million), AKQA (£123 million) and Grey (£58 million) CGUs, all of which are within the Global Integrated Agencies reportable segment. After their separation, AKQA and Grey were tested separately for impairment at 30 June 2025. Grey was then integrated and assessed as part of the wider Ogilvy CGU in the second half of 2025. AKQA remains a separate CGU.

In 2024, the £237 million goodwill impairment charge primarily related to the previous AKQA Group CGU (£158 million).

The £393 million impairment to the Ogilvy CGU, including Grey, recognised in the second half of 2025 reflects weaker trading performance compared with prior expectations. The downturn in trading was caused by macro economic pressures and uncertainty, partly driven by the introduction of new global tariffs during the year that weighed on client spending. The second half of 2025 saw a more severe than previously anticipated decline in client discretionary spend which impacted project win rates and the level of net new business.

The factors described above also led to an impairment of £123 million of the AKQA CGU, of which £58 million was recognised in the first half of 2025. The incremental £65 million recognised in the second half of 2025 reflected a further continuation of these factors along with a specific global client loss.

The recoverable amounts of the Ogilvy and AKQA CGUs are £948 million and £111 million, respectively. The recoverable amounts for Ogilvy and AKQA were calculated on a FVLCD basis, determined using a discounted cash flow approach with future cash flows based upon a projection period of five years. Post-tax discount rates of 11.75% (2024: 10.5%) and 10.75% (2024: 10.5%) were applied to determine the Ogilvy and AKQA recoverable amounts, respectively. Cash flows beyond the projection period are based on a long-term growth rate of 2.0% (2024: 2.0%). These key inputs are considered level 3 in the fair value hierarchy.

The determination of the recoverable amounts for Ogilvy and AKQA in the 2025 impairment assessment incorporates certain assumptions, some of which are subject to considerable uncertainty. These assumptions include, but are not limited to, forecasted revenue less pass-through costs and operating margins, long-term growth rates and post-tax discount rate.

The key inputs, which are considered level 3 in the fair value hierarchy, used in determining the recoverable amount were determined as follows:
•Long-term growth rate, aligned to the Group’s expected long-term growth.
•Forecasted revenue less pass-through costs and operating margins for five years, based on values determined by the Group’s budgeting and strategic planning process, adjusted to reflect a market participant's perspective, and representing operating margins broadly aligned to recent historical levels given weaker performance in 2025.
•Discount rate, calculated based on the Group’s estimated weighted average cost of capital, with reference to the Group’s long-term average cost of debt and estimated cost of equity, which is derived with reference to external sources of information and the Group’s target gearing ratio, adjusted for specific risk factors relevant to the CGU.

The impairment charges for both AKQA and Ogilvy are sensitive to changes in long-term operating margins. The charge for Ogilvy is also sensitive to changes in revenue less pass-through costs growth rates, discount rate and long-term growth rate. If long-term operating margins in future periods were two percentage points lower than current expectations, additional goodwill impairment charges of £105 million for Ogilvy and £22 million for AKQA would be recognised.

For Ogilvy, if revenue less pass-through costs growth rates in future periods were reduced by one percentage point, with a corresponding impact on operating margins being reflected, an additional impairment charge of £54 million would be recognised. If the Ogilvy discount rate was one percentage point higher, an additional goodwill impairment charge of £77 million would be recognised. If the Ogilvy long-term growth rate decreased from 2.0% to 1.0%, an additional impairment charge of £57 million would be recognised.

Other than described above, there are no CGUs or goodwill balances, including all other CGUs impaired in the year, for which a reasonably possible change in key assumptions would lead to a further significant impairment charge or for a CGU's recoverable amount to be equal to its carrying amount.